Deferred Revenue	12 Months Ended
Dec. 31, 2015
Deferred Revenue [Abstract]
Deferred Revenue
13.	DEFERRED REVENUE

Deferred revenue primarily consists of customer advance and deferred income. Customer advance represents service fees prepaid by customers for which the relevant services have not been provided. Deferred income mainly includes deferred subsidy income and deferred reimbursement of ADS depositary service.

	December 31,
	2014	2015

Deferred revenue – current
Customers advance	$52,548	$60,440
Deferred income	20,342	19,499

Total deferred revenue - current	$72,890	$79,939

Deferred revenue - noncurrent
Customers advance	$1,606	$1,024
Deferred income	675	1,821

Total deferred revenue - noncurrent	$2,281	$2,845